SEI CATHOLIC VALUES TRUST

Catholic Values Equity Fund
(the "Fund")

Supplement Dated December 18, 2024
to the Class F Shares Prospectus and Class Y Shares Prospectus (the "Prospectuses"), each dated June 30, 2024, as amended on August 30, 2024, September 13, 2024 and November 5, 2024

This Supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with such Prospectuses.

The Prospectuses are hereby amended and supplemented to reflect the following changes to the Fund.

Change in Portfolio Management of the Fund

Fred Alger Management, LLC no longer serves as a sub-adviser to the Fund. As such, all references to Fred Alger Management, LLC are hereby deleted from the Prospectuses.

Additionally, Acadian Asset Management LLC is added as a sub-adviser to the Fund. Accordingly, the Prospectuses are updated as follows:

In the Fund Summary of the Fund, under the heading titled "Management," in the chart under the sub-heading titled "Sub-Advisers and Portfolio Managers," the following text is hereby added in the appropriate alphabetical order thereof:

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Acadian Asset Management LLC	Brendan O. Bradley, Ph.D.	Since 2024	Executive Vice President, Chief Investment Officer

Fanesca Young, Ph.D., CFA	Since 2024	Senior Vice President, Director, Equity Portfolio Management

In addition, under the section titled "Sub-Advisers," under the sub-section titled "Sub-Advisers and Portfolio Managers," under the heading titled "Catholic Values Equity Fund" the following paragraph is hereby added in the appropriate alphabetical order thereof:

Acadian Asset Management LLC: Acadian Asset Management LLC (Acadian), located at 260 Franklin Street, Boston, Massachusetts 02110, serves as a Sub-Adviser to the Catholic Values Equity Fund. A team of investment professionals manage the portion of the Catholic Values Equity Fund's assets allocated to Acadian. Brendan O. Bradley, Ph.D., Executive Vice President, Chief Investment Officer, joined Acadian in 2004. He previously served as the firm's director of portfolio management, overseeing portfolio management policy, and was also previously the director of Acadian's Managed Volatility strategies. He is a member of the Acadian Board of Managers and Executive Committee. Prior to Acadian, Mr. Bradley was a vice president at Upstream Technologies, where he designed and implemented investment management systems and strategies. His professional background also includes work as a research analyst and consultant at Samuelson Portfolio Strategies. Mr. Bradley earned a Ph.D. in applied mathematics from Boston University and a B.A. in physics from Boston College. Fanesca Young, Ph.D., Senior Vice President, Director, Equity Portfolio Management joined Acadian in 2023. She is a member of the firm's senior investment leadership team and helps to oversee and direct investment and research processes used by Acadian and the individuals that implement those processes. Prior to joining Acadian, Ms. Young was with GIC, a Singaporean sovereign wealth fund, for six years, where she led the Global Systematic Equities team and was responsible for the management of long-only, active extension, and absolute return equity strategies. Prior to joining GIC, she was a Principal at Los Angeles Capital Management and served as Managing Director and Director of Quantitative Research, where she oversaw the firm's proprietary stock selection model and supervised the execution of technical methodologies in the firm's strategies. Ms. Young has served on several editorial boards, including the Financial Analyst Journal and the Journal of Systematic Investing, and has published applied research in industry journals. She earned a Ph.D. in statistics from Columbia University and an M.Phil. and an M.A. in statistics from Columbia University. She also holds a B.A. in mathematics from the University of Virginia. Ms. Young is a CFA charterholder.

There are no other changes to the Prospectuses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1578 (12/24)

SEI CATHOLIC VALUES TRUST

Catholic Values Equity Fund
(the "Fund")

Supplement Dated December 18, 2024
to the Statement of Additional Information (the "SAI"), dated June 30, 2024, as amended on
September 13, 2024 and November 5, 2024

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

The SAI is hereby amended and supplemented to reflect the following changes to the Fund.

Change in Portfolio Management of the Fund

Fred Alger Management, LLC no longer serves as a sub-adviser to the Fund. As such, all references to Fred Alger Management, LLC are hereby deleted from the SAI.

Additionally, Acadian Asset Management LLC is added as a sub-adviser to the Fund. Accordingly, the SAI is updated as follows:

On the cover page of the SAI, "Acadian Asset Management LLC" is hereby added in the appropriate alphabetical order thereof.

In addition, under the section titled "The Adviser and the Sub-Advisers," under the heading titled "The Sub-Advisers," the following text is hereby added in the appropriate alphabetical order thereof:

ACADIAN ASSET MANAGEMENT LLC—Acadian Asset Management LLC ("Acadian") serves as a Sub-Adviser to a portion of the assets of the Catholic Values Equity Fund. Acadian was founded in 1986 and is a subsidiary of BrightSphere Affiliate Holdings LLC, which is an indirectly wholly-owned subsidiary of BrightSphere Investment Group Inc, a publicly listed company on the NYSE.

In addition, under the same section, under the heading titled "Portfolio Management," the following text is hereby added in the appropriate alphabetical order thereof:

Acadian

Compensation. SIMC pays Acadian a fee based on the assets under management of the Catholic Values Equity Fund as set forth in an investment sub-advisory agreement between Acadian and SIMC. Acadian pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to Catholic Values Equity Fund. The following information relates to the period ended September 30, 2024.

Compensation structure varies among professionals, although the basic package involves a generous base salary, strong bonus potential, profit sharing participation, various benefits, and, among the majority of senior investment professionals and certain other key employees, equity interest in the firm as part of the Acadian Key Employee Limited Partnership.

Compensation is highly incentive-driven, with Acadian often paying in excess of 100% of base pay for performance bonuses. Bonuses are tied directly to the individual's contribution and performance during the year, with members of the investment team evaluated on such factors as their contributions to the investment process, account retention, asset growth, and overall firm performance. Since portfolio management in our equity strategies is a team approach, investment team members' compensation is not linked to the performance of specific accounts but rather to the individual's overall contribution to the success of the team and the firm's profitability. This helps to ensure an "even playing field" as investment team members are strongly incentivized to strive for the best possible portfolio performance for all clients rather than only for select accounts.

Ownership of Fund Shares. As of September 30, 2024, Acadian's portfolio managers did not beneficially own any shares of the Catholic Values Equity Fund.

Other Accounts. As of September 30, 2024, in addition to the Catholic Values Equity Fund, Acadian's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (billions)	Number of Accounts		Total Assets (billions)	Number of Accounts		Total Assets (billions)
Brendan O. Bradley, Ph.D.	16	$9.67	82		$32.84	198		$76.6
	0	$0	10	*	$3.37	21	*	$10.6
Fanesca Young, Ph.D., CFA	16	$9.67	82		$32.84	198		$76.6
	0	$0	10	*	$3.37	21	*	$10.6

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

For all core equity products offered by the firm, including the subject strategy, Acadian manages a single process that is custom-tailored to the objectives of its clients. The investment professionals shown above function as part of an equity team of 23 portfolio managers, all of whom are responsible for working with the dedicated research team to develop and apply quantitative techniques to evaluate securities and markets and for final quality-control review of portfolios to ensure mandate compliance. The data shown for these managers reflect firm-level numbers of accounts and assets under management, segregated by investment vehicle type. Not reflected: 14 accounts representing $1,442 million in model advisory contracts where Acadian does not have trading authority.

Acadian has been appointed as adviser or sub-adviser to numerous public and private funds domiciled in the U.S. and abroad. Acadian is not an investment company and does not directly offer mutual funds. The asset data shown under "Registered Investment Companies" reflects Advisory and sub-advisory relationships with U.S. registered investment companies offering funds to retail investors. The asset data shown under "Other Pooled Investment Vehicles" reflects a combination of; 1) Delaware-based private funds where Acadian has been appointed adviser or sub-adviser and 2) Non-U.S.-based funds where Acadian has been appointed adviser or sub-adviser.

Conflicts of Interest. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Catholic Values Equity Fund, which may have different investment guidelines and objectives. In addition to the Catholic Values Equity Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Catholic Values Equity Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Catholic Values Equity Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Catholic Values Equity Fund, may track the same benchmarks or indexes as the Catholic Values Equity Fund track and may sell securities that are eligible to be held, sold or purchased by the Catholic Values Equity Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Catholic Values Equity Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Catholic Values Equity Fund.

To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of its clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance team.

There are no other changes to the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1579 (12/24)